                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
  1934

Date of Report (Date of earliest event reported)           July 9, 1997
                                                --------------------------------


                           AASTROM BIOSCIENCES, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)

Commission file number            0-22025
                      -------------------------------

            Michigan                                    94-3096597
  -------------------------------                -----------------------
  (State or other jurisdiction of                   (I.R.S. employer
   incorporation or organization)                  identification no.)

      24 Frank Lloyd Wright Dr.
            P.O. Box 376
         Ann Arbor, Michigan                              48106
----------------------------------------               ----------
(Address of principal executive offices)               (Zip code)


                                (313) 930-5555
--------------------------------------------------------------------------------
               (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
    (Former name, former address and former fiscal year, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant

         (a)1 Coopers & Lybrand LLP ("C&L") has served Aastrom Biosciences, Inc. (the "Company") as independent accountants for four years and has advised the Company on federal, state, and local tax matters. After an evaluation of services provided by a number of independent accounting firms, the Company's Board of Directors has appointed Price Waterhouse LLP as the Company's independent accountants.

               (i) On July 9, 1997, the Company dismissed C&L as its independent accountants.

               (ii) The reports of C&L on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

              (iii) The decision to change independent accountants was recommended by the Company's Audit Committee and unanimously approved by the Board of Directors.

              (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of C&L would have caused them to make reference thereto in their report on the financial statements of the Company for such years. During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         a(3) The Company provided C&L with a copy of this Report on Form
              8-K and has requested that C&L furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements and, if it does not agree, stating the respects in which it does not agree. A copy of such letter, dated July 15, 1997, is filed as Exhibit 16 to this Form 8-K.


Item 7.  Financial Statements and/or Exhibits

         Exhibits:

              Exhibit 16  Letter from Coopers & Lybrand L.L.P. dated July 15,
                          1997.


                                    Page 2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AASTROM BIOSCIENCES, INC.


Date:  July 15, 1997          /s/ TODD E. SIMPSON
                              --------------------------------------------
                              Todd E. Simpson
                              Vice President, Finance and Administration,
                                Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


                                    Page 3
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                                 EXHIBIT INDEX

Exhibit No.                  Description of Document
-----------                  -----------------------
    16                 Letter from Coopers & Lybrand L.L.P. dated July 15, 1997.